Exhibit 10

Consent of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company, and
Contract Owners
American Fidelity Separate Account A:

We consent to the use of our reports dated April 18, 2014 for American Fidelity Assurance Company and subsidiaries, and dated February 11, 2014 for American Fidelity Separate Account A included herein and to the reference to our firm under the heading “Custodian and Independent Registered Public Accounting Firm” in the Statement of Additional Information on Form N-4.

KPMG LLP

Oklahoma City, Oklahoma
April 29, 2014